As filed with the Securities and Exchange Commission on 12/5/13

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Annual Report

September 30, 2013

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	September 30, 2013	3

Chairman’s Letter

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the fiscal period ending September 30, 2013. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s total return investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

November 1, 2013

4	DoubleLine Income Solutions Fund

Financial Markets Highlights

Financial Markets Highlights:

Emerging Markets (EM) Debt

From the Fund’s inception on April 26, 2013 to September 30, 2013, performance across all Emerging Markets (EM) fixed income sectors has been driven by volatility in U.S. Treasury rates and fund outflows from the asset class. Following the May Federal Open Market Committee (FOMC) meeting, the market began anticipating the Fed could begin scaling back its bond buying program earlier than expected, leading to 10-year U.S. Treasury rates rising 95 basis points (bps) from 1.66% as of April 26, 2013 to 2.61% as of September 30, 2013. Higher yields in U.S. rates led to an outflow from EM, as investors shifted their portfolio allocation into floating rate bonds or shorter duration assets. Concerns of slowing growth and deteriorating fiscal balances in certain EM economies contributed to credit spreads widening across dollar denominated EM fixed income sectors. During the reporting period, EM dollar-denominated corporate debt outperformed its sovereign counterpart as corporate debt had more moderate outflows and has a shorter duration as an asset class than EM sovereign debt. EM local currency government bonds have seen the most significant volatility and the worst performance across the EM sectors as EM currencies sharply sold off versus the U.S. dollar.

Agency Mortgage-Backed Securities (Agency MBS)

The Agency MBS sector, as measured by the Barclays U.S. MBS Index, outperformed both the U.S. Treasury and the Investment Grade Corporate sectors during the period ending September 30, 2013. There was a large dispersion of price performance in various mortgage securities depending on the coupon during the period. 30-year Fannie Mae (FNMA) securities with 3% coupons were down over 5.5 points during the period. Over the same time horizon, 30-year FNMA securities with 5% coupons were virtually unchanged in price. Pay-ups for specified mortgage pools that have expectations of slower prepayments went down over the period. As the prices of these securities have declined, there is less incremental value in characteristics that should make the pool slower paying.

The price action of securities in the Agency MBS sector was dominated by the change in rates but also was somewhat affected by thoughts about the Federal Reserve (Fed), quantitative easing (QE) and potential tapering of QE. The Fed has been buying $45 billion per month in Agency MBS and their purchases have been focused on current coupon mortgages. Fear of “tapering” led to spread widening in the MBS sector and underperformance in current coupons relative to higher coupon mortgages. Total gross issuance of Government/Agency MBS has decreased over the period to approximately $130 billion per month as of September 30, 2013.

As rates rose over the period, prepayment speeds slowed. Roughly speaking, current prepayment speeds are around 50% of where they were at the beginning of the six-month period. They are back at levels not seen since mid-2011. The drop in prepayments is a major reason why higher coupon mortgages have performed better as these securities are more affected by prepayment speeds due to their higher dollar prices.

As rates have risen and prepayment speeds have slowed down, the duration of the MBS sector has extended. It has gone from 4.0 years at the end of March, to 5.4 years at the end of September. The duration of the MBS market the past two months is as long as it has ever been. On a month-end reporting basis, the longest ever duration number previously reported was in May 1994 at 4.8 years. So while any additional rates increases from present would probably extend the duration somewhat, it has already experienced a tremendous extension.

A continuation of discussions regarding the future of the Government-Sponsored Enterprises (GSEs) occurred during the period. Most notably was the Corker-Warner Bill which would create a new GSE intended to help facilitate the home buying process by making the mortgage process more efficient without putting taxpayers on the hook for the whole risk. The ultimate resolution of GSE restructuring, if any, will not be known for a while, nor do we know if any such change will come through this bill or another route. It seems that thoughts to potential solutions to the issue lie along political lines.

Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced a 12-month rally, largely unabated, despite news of changes in banking regulation, government policy shifts and volatility in rates. Regardless of this overall trend, there were periods of weakness. The second quarter of 2013 began with concerns about buyer demand as an influx of supply hit the market. Rumors of bond fund liquidations amidst rising rates further fueled these fears and non-agency bonds experienced one of the more significant pull backs within the past two years. Against this back drop, both Wall Street and the investor community braced for price corrections across the sector. A significant correction never came. The window of weakness was brief, allowing savvy investors to put money to work at wider yields before the rally resumed.

Annual Report	September 30, 2013	5

Financial Markets Highlights  (Cont.)

The rebound of the U.S. housing market has been favorable for the performance of non-Agency MBS sector during the past six months. Housing inventory has tightened steadily due to record low mortgage rates causing buyers to reenter the housing market. Additionally, the emergences of institutional buy-to-rent programs have absorbed much of the inventory overhang in many fringe markets. Average home price appreciation (HPA) in U.S. markets was 11% over this time period, according to the Standard & Poor’s (S&P)/Case-Shiller 20-City Composite Home Price Index. The Housing Affordability Index increased modestly during the first six months of 2013 when the average conventional 30-year fixed mortgage rate hovered around 3.50%; however, affordability dropped sharply as mortgage rate rose to a high of 4.67% during the third quarter of 2013. The consensus amongst Wall Street research analysts is that the pace of home price appreciation that has been observed over the past six months should continue to be moderate over the next several months.

As expected, non-Agency collateral performance has directly followed suit with the overall housing market. Delinquencies, prepayment speeds and liquidation rates have all improved over the past six months. Option Adjustable-Rate Mortgage (ARM) collateral has seen the most marked improvement with delinquencies and liquidation rates showing the steepest declines. Subprime collateral also showed a sharp improvement with delinquencies leveling off and liquidation rates declining each month during the period. Higher quality collateral, such as prime and Alt-A non-Agency MBS, saw modest improvements as they were coming off a better foundation and did not see as much stress during the 2008 financial crisis. Loss severities on liquidated loans in all sectors remained steady despite rising House Price Appreciation (HPA). Our belief is that servicer advances on legacy delinquent loans are offsetting the HPA gains and we feel severity improvements on liquidated loans will be seen once these loans are liquidated from the pools.

Bid list volume varied widely during the past six months. For comparison purposes, the fourth quarter of 2012 saw $38 billion trade on bid lists whereas during a very busy second quarter of 2013, $66 billion of principal traded through bid lists. There were some notable bid lists during the second quarter where multiple lists of over $2 billion traded in a day. This type of volume coupled with fears of banking regulations and redemptions on bond funds caused a softening in the non-Agency markets. Loss adjusted yields on prime, Alt-A and subprime non-Agency MBS widened out to 5.5%, 6% and 8%, respectively. Despite the rumors of the reduction of the government bond buying program, higher mortgage rates and general disagreement between party lines in the U.S. government, non-Agency bonds have rallied from the June weakness.

The ABX Index is a tradable synthetic index referencing a basket of 20 subprime mortgage bonds. This index is reasonable proxy for the performance for the subprime mortgage market. For the six-month period ending September 30, 2013, ABX 2006-2 AAA returned 3.86%. Distressed sectors such as Option ARM and subprime bonds, have rebounded the fastest from the June softening as they saw the steepest declines during the brief second quarter sell off. During the same period, prime fixed rate and Alt-A fixed rate bonds observed price changes of approximately 0.15% and -2.2%, respectively. Bonds in the prime sector have regained their losses from June whereas Alt-A bonds are slowly regaining their footing. Supply technicals have been the driving force of the rally and events on the periphery, regardless of how significant of an impact they may have on the macro markets, have thus far been unable to change the course.

U.S. High Yield

The high yield corporate bond market, as measured by the Barclays U.S. High Yield Index, posted positive excess returns over U.S. Treasury securities from the portfolio’s inception through September 30, 2013. These returns were achieved despite the concerns during the period surrounding the potential tapering of the Fed’s QE program which caused yields on the U.S. 10-year Treasury bond to rise to levels not seen since the summer of 2011. Inflows into high yield mutual funds and Exchange-Traded Funds (ETFs) remained strong during the period as did the new issue market. The default rate remained well below historical levels. As of September 10, 2013, Moody’s trailing 12-month global speculative-grade default rate stood at 2.9%. Moody’s default rate forecasting model now predicts that the global speculative-grade default rate will finish 2013 at 3.1% before declining to 2.7% in August 2014. With respect to returns by credit quality as measured by Moodys, Caa-rated issues outperformed both Ba-rated and B-rated issues during the period. Despite the volatility in the U.S. Treasury market during the period, credit volatility remained at the lower end of the spectrum. We believe this phenomenon is expected to continue as long as easy access to the corporate debt markets facilitates the ability to refinance debt at historically low rates which, in turn, should continue to support a strong liquidity backdrop for global debt issuance.

Bank Loans

Although weaker economic data combined with concerns that Central Bank accommodation might come to an end sooner rather than later roiled the credit markets during the middle of the reporting period, volatility in the Treasury curve throughout the late Spring and early Summer forced many investors to focus on how to adjust their credit positions to a changed rate view which positively impacted investments

6	DoubleLine Income Solutions Fund

in the bank loan sector. In addition, high equity valuations continue to, for the most part, constrain leveraged buyout (LBO) activity. Given the positive fundamental and technical backdrop investors remained comfortable taking credit risk throughout the period. The impact on the financing cycle of the excess liquidity provided by Central Bankers has led market participants to expect that the next default cycle will be both delayed and subdued. Demand for leveraged loans continued to remain strong through September 30, 2013 despite the U.S. government shutdown and possible breach of the U.S. debt ceiling in the early fourth quarter.

Collateralized Loan Obligations (CLOs)

Collateralized Loan Obligations (CLOs) gains slowed relative to first quarter in the second quarter after starting the year strongly from a performance standpoint. Spreads were relatively unchanged over the period. Since April, the CLO sector was largely insulated from the volatility seen in broader fixed income markets. CLO spreads, in general, have moderately widened since the tightening seen earlier in the year, but not nearly as wide as other asset classes. The sector continued to provide a relatively strong income stream, particularly mezzanine tranches lower in the capital structure. Over the period, mezzanine bonds experienced some price declines, particularly in June, with heightened concerns regarding Fed policy that spooked much of the fixed income universe. As a result, CLO 2.0 BBB-rated assets, as measured by Standard & Poors, returned close to -2% on the month, but prices have since recovered from the early summer wide spreads.

Fundamentals improved over the reporting period. On average, median cushions for both senior and junior par coverage tests for U.S. post crisis CLOs have increased over the past six months. Median CCC-rated assets have steadily decreased.

New issuance for CLO deals was fairly fast paced earlier in the year, but seasonally slowed over the summer months. The latter months of the period saw a pick-up in issuance as managers wanted to get deals done before year end. Total CLO issuance is over $60 billion for the first three quarters of 2013, already outpacing 2012 totals.

Annual Report	September 30, 2013	7

Management’s Discussion of Fund Performance

Management Discussion of Fund Performance:

The DoubleLine Income Solutions Fund underperformed the Barclays Global Aggregate Bond Index’s return of -0.86% since the inception of the Fund in April 2013. The portfolio return was negatively affected by heightened volatility in many sectors of the fixed income market particularly over the latter half of the reporting period. In general, longer duration assets hindered Fund performance as interest rates rose over this period. The 10-year U.S. Treasury yield has risen 95 basis points (bps) since inception. Liquidity in the marketplace also remained a concern as bond funds came under redemption pressure in response to rising rates.

EM debt, which was roughly 45% of the portfolio’s total assets as of September 30, 2013, was the worst performing sector as credit spreads widened and the relatively longer duration of these assets negatively affected returns. This sector detracted over 5% from the Fund’s total return. During the period since inception, EM dollar denominated corporate debt outperformed its sovereign counterpart as corporate debt had more moderate outflows and has a shorter duration than EM sovereign debt. EM local currency government bonds have seen the most significant volatility and the worst performance across the EM sectors as EM currencies sharply sold off versus the U.S. dollar. Accordingly, due to the Fund being 100% U.S. dollar denominated, the Fund generally avoided the worst performing sector of EM debt.

Residential mortgages, which constituted close to 20% of the portfolio as of September 30, 2013, also underperformed versus the Barclays U.S. MBS Index return of -1.44%. In particular, the Agency inverse floating-rate securities were the worst performing subsector of that sleeve. Over the reporting period, non-Agency RMBS experienced price declines after strong rallies over the first half of the year. Concerns over Fed policy and increased market volatility caused prices to generally fall by 3-4% in the months of June and July alone. The sector snapped back later in the period, however, based on continually improving fundamentals as housing valuations have appreciated 10-15% over the six-month period ending September 30, 2013.

The best performing sector of the Fund since inception was bank loans, which returned close to 2.5% and helped to partially offset negative returns in other sectors. The Fund holds roughly 10% in bank loans with the average duration of the sector less than half a year and a weighted average current yield just under 6%. At the end of the period, loan funds remained strong amidst the volatility seen in the broader fixed income market with inflows of $52.9 billion for the first three quarters of the year. High yield and CLO returns were relatively flat over the period.

As of September 30, 2013, the Fund’s levered duration was approximately a year and a half longer than that of the Barclays Global Aggregate Bond Index duration of 5.5 years. The average dollar price of the securities at the end of the quarter was $98. At the end of September, the Fund had added leverage to its portfolio representing approximately 30% of the Fund’s total assets (including assets obtained through such leverage).

Period 4-26-13 through 9-30-13 (Not Annualized)
Market Price Return[1]	-9.73%
Net Asset Value (NAV) Return[1]	-4.16%
Barclays Global Aggregate Bond Index	-0.86%

[1]	Return data assumes reinvestment of dividends.

Opinions expressed herein are as of September 30, 2013 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

8	DoubleLine Income Solutions Fund

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds judged to be of the highest quality subject to the lowest level of credit risk to the lowest rating of C typically for obligations that are in default, with little prospect for recovery of principal or interest. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

ABX Index—This index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Barclays U.S. MBS Index—This index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point is a unit that is equal to 1/100th of 1%.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years. Securities with longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Annual Report	September 30, 2013	9

Schedule of Investments DoubleLine Income Solutions Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 7.3%

	Anchorage Capital Ltd.,
5,000,000	Series 2013-1A-A1	1.47%	#^	07/13/2025	4,970,781

	Apidos Ltd.,
3,000,000	Series 2012-9A-D	5.27%	#^	07/15/2023	3,003,709

	ARES Ltd.,
1,351,071	Series 2007-12A-E	6.01%	#^	11/25/2020	1,347,570

	Avalon Capital Ltd.,
2,300,000	Series 2012-1A-C	3.87%	#^	04/17/2023	2,296,600
4,000,000	Series 2012-1A-D	5.27%	#^	04/17/2023	4,008,400

	Babson Ltd.,
2,989,751	Series 2005-2A-D1	4.77%	#^	07/20/2019	2,924,248

	BlueMountain Ltd.,
740,000	Series 2012-1A-E	5.77%	#^	07/20/2023	716,638
2,250,000	Series 2012-2A-D	4.36%	#^	11/20/2024	2,225,024
7,000,000	Series 2012-2A-E	5.36%	#^	11/20/2024	6,648,779

	Brookside Mill Ltd.,
4,000,000	Series 2013-1A-D	3.27%	#^	04/17/2025	3,682,723

	Canyon Capital Ltd,
6,000,000	Series 2012-1A-C	3.07%	#^	01/15/2024	5,870,438
6,500,000	Series 2012-1A-D	4.57%	#^	01/15/2024	6,467,105

	Carlyle Global Market Strategies Ltd.,
3,000,000	Series 2012-1A-D	4.42%	#^	04/20/2022	2,988,822
2,500,000	Series 2013-2A-D	4.02%	#^	04/18/2025	2,419,409

	Cent Ltd.,
4,750,000	Series 2013-18A-D	3.70%	#^	07/23/2025	4,533,413
8,500,000	Series 2013-18A-E	4.85%	#^	07/23/2025	7,575,892

	Central Park Ltd.,
6,250,000	Series 2011-1A-F	5.56%	#^	07/23/2022	5,673,109

	Dryden Senior Loan Fund,
9,750,000	Series 2012-24A-F	6.76%	#^	11/15/2023	9,375,896
7,500,000	Series 2013-28A-A3L	2.99%	#^	08/15/2025	7,238,293
6,000,000	Series 2013-30A-C	3.09%	#^	11/15/2025	5,842,140
4,000,000	Series 2013-30A-D	3.44%	#^	11/15/2025	3,755,040

	Flatiron Ltd.,
2,000,000	Series 2012-1X-D	5.77%	#	10/25/2024	1,934,339

	Four Corners Ltd.,
2,500,000	Series 2006-3A-D	1.77%	#^	07/22/2020	2,396,470

	Galaxy Ltd.,
1,985,000	Series 2012-14A-D	4.66%	#^	11/15/2024	1,977,558
2,750,000	Series 2012-14X-E	5.66%	#	11/15/2024	2,640,679

	ING Ltd.,
3,500,000	Series 2012-1A-C	5.25%	#^	03/14/2022	3,503,765
1,500,000	Series 2012-1A-D	6.50%	#^	03/14/2022	1,497,486
6,050,000	Series 2012-2A-D	4.82%	#^	10/15/2022	6,131,834

	KKR Financial Corporation,
2,361,554	Series 2006-1A-A1	0.54%	#^	08/25/2018	2,351,379

	LCM LP,
3,100,000	Series 14A-D	3.78%	#^	07/15/2025	2,968,663

	Magnetite Ltd.,
4,500,000	Series 2012-7A-D	5.52%	#^	01/15/2025	4,285,002

	North End Ltd.,
5,000,000	Series 2013-1A-D	3.73%	#^	07/17/2025	4,640,000

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.62%	#^	07/17/2025	1,904,707
9,500,000	Series 2013-1A-E	4.77%	#^	07/17/2025	8,595,620

	Venture Ltd.,
1,000,000	Series 2012-10A-D	4.47%	#^	07/20/2022	993,104
3,000,000	Series 2012-12A-E	5.56%	#^	02/28/2024	2,836,701
5,000,000	Series 2013-14A-C	3.04%	#^	08/28/2025	4,812,773
4,000,000	Series 2013-14A-D	4.04%	#^	08/28/2025	3,864,634

	WhiteHorse Ltd.,
1,600,000	Series 2012-1A-B3L	6.77%	#^	02/03/2025	1,512,000
7,000,000	Series 2012-1A-B1L	4.52%	#^	02/03/2025	6,966,762

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WhiteHorse Ltd., (Cont.)
1,250,000	Series 2012-1A-B1L	5.52%	#^	02/03/2025	1,182,171
3,250,000	Series 2013-1A-B1L	3.95%	#^	11/24/2025	3,112,383

	Total Collateralized Loan Obligations (Cost $165,539,477)				163,672,059

FOREIGN CORPORATE BONDS 65.5%
22,000,000	Aeropuertos Dominicanos	9.25%	†	11/13/2019	22,660,000
14,595,000	AES Andres Dominicana Ltd.	9.50%	†	11/12/2020	15,470,700
8,000,000	AES El Salvador Trust	6.75%	†	03/28/2023	7,640,000
8,000,000	AES El Salvador Trust	6.75%	^†	03/28/2023	7,640,000
3,069,000	Agrokor D.D.	8.88%		02/01/2020	3,276,158
10,449,000	Ajecorp B.V.	6.50%	†	05/14/2022	10,213,898
16,000,000	Alfa Bond Issuance	7.50%	†	09/26/2019	16,600,000
1,712,000	Alpek S.A. de C.V.	4.50%		11/20/2022	1,596,440
18,732,000	Automotores Gildemeister S.A.	8.25%	†	05/24/2021	16,203,180
11,500,000	Automotores Gildemeister S.A.	6.75%	†	01/15/2023	9,027,500
24,000,000	Avianca Holdings S.A.	8.38%	^†	05/10/2020	24,840,000
6,735,000	Banco ABC Brasil S.A.	7.88%	†	04/08/2020	6,768,675
10,000,000	Banco Bradesco S.A.	5.90%	†	01/16/2021	10,050,000
250,000	Banco Continental S.A.	7.38%	#	10/07/2040	264,375
20,362,000	Banco Davivienda S.A.	5.88%	†	07/09/2022	19,394,805
14,301,000	Banco de Bogota S.A.	5.38%	†	02/19/2023	13,407,188
3,000,000	Banco de Credito del Peru	4.25%		04/01/2023	2,679,000
13,000,000	Banco de Credito del Peru	6.88%	#†	09/16/2026	13,390,000
21,999,000	Banco de Credito del Peru	6.13%	#†	04/24/2027	21,614,017
15,700,000	Banco de Reservas de la Republica Dominicana	7.00%	†	02/01/2023	14,993,500
12,265,000	Banco de Reservas de la Republica Dominicana	7.00%	^†	02/01/2023	11,713,075
40,000,000	Banco do Brasil S.A.	9.25%	#†	04/15/2023	42,600,000
6,522,000	Banco do Estado do Rio Grande do Sul S.A.	7.38%	†	02/02/2022	6,481,238
1,500,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	1,530,000
135,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	134,325
32,000,000	Bancolombia S.A.	5.13%	†	09/11/2022	29,359,999
6,000,000	BBVA Banco Continental S.A.	5.00%	†	08/26/2022	5,775,000
3,500,000	BBVA Bancomer S.A.	7.25%		04/22/2020	3,739,750
10,000,000	BBVA Bancomer S.A.	6.50%	†	03/10/2021	10,450,000
4,756,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	4,815,450
1,000,000	Bertin Finance Ltd.	10.25%		10/05/2016	1,093,750
18,318,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	18,215,053
3,750,000	BW Group Ltd.	6.63%		06/28/2017	3,862,500
19,000,000	Cemex Espana S.A.	9.25%	†	05/12/2020	20,520,000
22,000,000	Cemex Finance LLC	9.38%	†	10/12/2022	24,200,000
8,000,000	Central American Bottling Corporation	6.75%	^†	02/09/2022	8,120,000
10,520,000	Cia Minera Milpo S.A.A.	4.63%	†	03/28/2023	9,494,300
12,385,000	Colombia Telecomunicaciones S.A.	5.38%	†	09/27/2022	11,425,163
5,000,000	Colombia Telecomunicaciones S.A.	5.38%	^†	09/27/2022	4,612,500
30,000,000	CorpGroup Banking S.A.	6.75%	†	03/15/2023	25,650,000

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,180,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	2,032,850
2,000,000	Corporacion Durango S.A.B. de C.V.	10.00%	#	08/27/2016	2,015,000
20,495,000	Corporacion Pesquera Inca S.A.C.	9.00%	†	02/10/2017	20,699,950
12,300,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	11,100,750
22,199,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	22,420,990
4,354,000	Digicel Ltd.	7.00%		02/15/2020	4,354,000
32,000,000	Digicel Ltd.	8.25%	†	09/30/2020	33,280,000
5,000,000	Digicel Ltd.	6.00%	†	04/15/2021	4,712,500
3,900,000	ESAL GmbH	6.25%	^	02/05/2023	3,461,250
2,500,000	ESAL GmbH	6.25%		02/05/2023	2,218,750
14,000,000	Eurasia Capital S.A.	9.38%	#†	04/24/2020	14,385,000
24,298,000	Evraz Group S.A.	9.50%	†	04/24/2018	26,424,075
8,000,000	Evraz Group S.A.	6.50%	†	04/22/2020	7,395,040
15,782,000	Far East Capital Ltd. S.A.	8.75%	^†	05/02/2020	13,809,250
5,000,000	Far East Capital Ltd. S.A.	8.75%	†	05/02/2020	4,375,000
1,300,000	Ferreycorp S.A.A.	4.88%		04/26/2020	1,199,250
18,000,000	Gaz Capital S.A.	4.95%	†	02/06/2028	16,020,000
32,498,000	Gazprombank OJSC	7.88%	#†	04/25/2018	32,748,235
11,228,000	GeoPark Latin America Ltd.	7.50%	†	02/11/2020	11,284,140
5,000,000	Gibson Energy, Inc.	6.75%	^†	07/15/2021	5,187,500
14,500,000	Grupo Aval Ltd.	4.75%	†	09/26/2022	13,050,000
25,160,000	Grupo Elektra S.A.B. de C.V.	7.25%	†	08/06/2018	25,336,120
10,000,000	Grupo Famsa S.A.B. de C.V.	7.25%	^†	06/01/2020	9,900,000
14,092,000	Grupo KUO S.A.B. de C.V.	6.25%	†	12/04/2022	13,563,550
21,707,000	Grupo Papelero Scribe, S.A.	8.88%	†	04/07/2020	21,533,344
21,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	†	11/30/2017	21,735,000
12,549,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	13,223,509
15,000,000	Industrial Senior Trust	5.50%	†	11/01/2022	13,762,500
3,090,000	Inkia Energy Ltd.	8.38%		04/04/2021	3,252,225
3,050,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	3,149,125
15,000,000	Instituto Costarricense de Electricidad	6.38%	^†	05/15/2043	12,937,500
8,000,000	Intelsat Ltd.	7.75%	^†	06/01/2021	8,310,000
6,500,000	Itau Unibanco Holding S.A.	6.20%	†	12/21/2021	6,532,500
20,300,000	JBS Finance Ltd.	8.25%	†	01/29/2018	20,807,500
10,400,000	LBC Tank Terminals Holding B.V.	6.88%	^†	05/15/2023	10,504,000
2,945,000	Maestro Peru S.A.	6.75%		09/26/2019	2,709,400
2,300,000	Magnesita Finance Ltd.	8.63%		04/05/2017	2,162,000
4,020,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	3,678,300
6,700,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	6,247,750
7,500,000	Millicom International Cellular S.A.	4.75%	^†	05/22/2020	6,993,750
990,000	Minerva Luxembourg S.A.	12.25%		02/10/2022	1,118,700
33,679,000	Minerva Luxembourg S.A.	7.75%	†	01/31/2023	31,826,654
15,000,000	Nitrogenmuvek Zrt	7.88%	^†	05/21/2020	13,687,500
36,000,000	Noble Group Ltd.	8.50%	†	11/01/2015	35,640,000
7,960,000	Noble Group Ltd.	6.63%	†	08/05/2020	8,198,800
25,000,000	Nomos Bank	10.00%	†	04/26/2019	26,218,750
29,000,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	26,462,500
4,128,000	Odebrecht Finance Ltd.	7.50%		09/14/2015	4,024,800
27,480,000	Odebrecht Finance Ltd.	7.13%	†	06/26/2042	26,312,100
34,565,000	Pacific Rubiales Energy Corporation	7.25%	†	12/12/2021	36,466,075
8,000,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	7,210,000
13,250,000	Pesquera Exalmar S.A.A.	7.38%	†	01/31/2020	12,256,250
20,000,000	Petrobras Global Finance B.V.	4.38%	†	05/20/2023	18,495,720
2,000,000	Polyus Gold International Ltd.	5.63%	^	04/29/2020	1,970,000
3,010,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	2,633,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	1,037,500
9,000,000	Sistema International Funding S.A.	6.95%	†	05/17/2019	9,524,700
14,700,000	SMU S.A.	7.75%		02/08/2020	9,922,500
26,500,000	Southern Copper Corporation	6.75%	†	04/16/2040	26,057,317
6,600,000	Southern Copper Corporation	5.25%		11/08/2042	5,355,821
18,000,000	Steel Capital S.A.	5.90%	†	10/17/2022	17,437,500
4,500,000	TAM Capital, Inc.	9.50%	†	01/29/2020	4,695,750
1,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,425,341
3,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	2,977,500
9,000,000	Telefonica Celular del Paraguay S.A.	6.75%	†	12/13/2022	8,932,500
1,000,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	1,047,500
20,000,000	Tenedora Nemak S.A. de C.V.	5.50%	†	02/28/2023	18,950,000
6,339,000	Transportadora de Gas Internacional S.A.	5.70%	†	03/20/2022	6,386,543
6,075,000	TV Azteca S.A.B. de C.V.	7.50%	†	05/25/2018	6,135,750
26,000,000	Vedanta Resources PLC	8.25%	†	06/07/2021	26,373,750
16,600,000	Vedanta Resources PLC	7.13%	^†	05/31/2023	15,479,500
12,000,000	VimpelCom Holdings B.V.	7.50%	†	03/01/2022	12,675,000
23,000,000	VimpelCom Holdings B.V.	5.95%	†	02/13/2023	21,865,180
20,800,000	Volcan Cia Minera S.A.	5.38%	†	02/02/2022	19,864,000
7,200,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	6,633,000
12,000,000	VPII Escrow Corporation	7.50%	^†	07/15/2021	12,990,000
5,800,000	VTB Capital S.A.	6.95%	†	10/17/2022	5,785,500
40,700,000	VTB Capital S.A.	9.50%	#†	12/06/2022	43,650,749

	Total Foreign Corporate Bonds (Cost $1,565,540,532)				1,477,757,642

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.3%

	Banc of America Commercial Mortgage Trust,
16,221,760	Series 2006-5-AJ	5.48%		09/10/2047	14,211,616

	COBALT Commercial Mortgage Trust,
11,261,320	Series 2007-C2-AJFX	5.57%	#	04/15/2047	10,575,342

	Credit Suisse Mortgage Capital Certificates,
17,090,000	Series 2006-C3-AJ	5.99%	#	06/15/2038	17,362,611

	Extended Stay America Trust,
23,000,000	Series 2013-ESHM-M	7.63%	^	12/05/2019	23,759,727

	JP Morgan Chase Commercial Mortgage Securities Corporation,
5,934,343	Series 2013-JWMZ-M	6.18%	#^	04/15/2018	6,000,215

	LB-UBS Commercial Mortgage Trust,
23,490,000	Series 2007-C1-AJ	5.48%		02/15/2040	23,599,651

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
19,068,000	Series 2006-1-B	5.57%	#	02/12/2039	17,080,638

	Morgan Stanley Capital Trust,
10,000,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	9,098,620

	Wachovia Bank Commercial Mortgage Trust,
20,000,000	Series 2007-C33-AJ	6.12%	#	02/15/2051	19,335,700

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $145,029,410 )				141,024,120

The accompanying notes are an integral part of these financial statements	Annual Report	September 30, 2013	11

Schedule of Investments  DoubleLine Income Solutions Fund  (Contd.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 16.0%

	Banc of America Mortgage Securities, Inc.,
9,966,069	Series 2007-1-1A26	6.00%		03/25/2037	9,228,500

	BCAP LLC Trust,
35,662,985	Series 2007-AA2-2A2	6.00%	#	04/25/2037	30,391,961
7,918,328	Series 2012-RR11-4A3	11.12%	#^	03/26/2037	5,638,756
11,331,478	Series 2012-RR11-9A3	15.18%	#^	07/26/2037	9,944,596

	CitiMortgage Alternative Loan Trust,
22,678,720	Series 2006-A3-1A9	6.00%		07/25/2036	20,128,747

	Countrywide Alternative Loan Trust,
10,431,319	Series 2005-J14-A8	5.50%		12/25/2035	9,057,159
6,852,050	Series 2006-J4-2A2	6.00%		07/25/2036	5,820,508

	Countrywide Home Loans,
6,664,298	Series 2006-17-A2	6.00%		12/25/2036	6,027,618
10,292,022	Series 2007-14-A1	5.00%		09/25/2037	9,103,890

	Credit Suisse Mortgage Capital Certificates,
10,044,023	Series 2006-7-7A7	6.00%		08/25/2036	8,901,485

	First Horizon Alternative Mortgage Securities,
8,687,345	Series 2006-FA6-2A5	6.25%		11/25/2036	7,254,671

	JP Morgan Resecuritization Trust,
14,385,204	Series 2009-4-2A2	6.00%	^	07/26/2037	12,873,906

	Nomura Home Equity Loan, Inc.,
14,797,670	Series 2007-1-1A3	5.99%	#	02/25/2037	9,049,471

	PFCA Home Equity Investment Trust,
24,212,756	Series 2002-IFC2-A	4.05%	#^	10/22/2033	22,100,133
56,248,280	Series 2003-IFC3-A	4.07%	#^	08/22/2034	54,563,560
59,987,854	Series 2003-IFC4-A	4.12%	#^	10/22/2034	57,193,087

	Residential Accredit Loans, Inc.,
9,754,685	Series 2006-QA8-A1	0.37%	#	09/25/2036	6,978,404

	Securitized Asset Backed Receivables LLC Trust,
20,047,427	Series 2006-NC1-A3	0.45%	#	03/25/2036	14,201,597

	Structured Asset Securities Corporation,
18,918,122	Series 2005-15-3A1	5.13%	#	08/25/2035	19,044,287

	TBW Mortgage-Backed Pass-Through Certificates,
7,624,452	Series 2006-1-1A1	5.50%		04/25/2036	6,772,320

	Wachovia Mortgage Loan Trust,
7,336,567	Series 2007-A-4A1	6.09%	#	03/20/2037	6,809,765

	Wells Fargo Alternative Loan Trust,
3,900,255	Series 2007-PA2-1A1	6.00%		06/25/2037	3,539,703

	Wells Fargo Mortgage Backed Securities Trust,
26,325,237	Series 2007-8-1A22	6.00%		07/25/2037	25,205,704

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $368,597,578)				359,829,828

US CORPORATE BONDS 23.2%
15,000,000	Affinia Group, Inc.	7.75%	^†	05/01/2021	15,450,000
15,000,000	Alere, Inc.	6.50%	†	06/15/2020	14,943,750
6,000,000	American Axle & Manufacturing, Inc.	6.63%	†	10/15/2022	6,180,000
15,000,000	Ardagh Packaging Finance	7.00%	^†	11/15/2020	14,475,000
8,000,000	Athlon Holdings LP	7.38%	^†	04/15/2021	8,200,000
8,000,000	Audatex North America, Inc.	6.00%	^	06/15/2021	8,200,000
15,000,000	Chiquita Brands International, Inc.	7.88%	^†	02/01/2021	15,975,000
15,000,000	Claire’s Stores, Inc.	7.75%	^†	06/01/2020	14,737,500
10,164,000	CrownRock LP	7.13%	^†	04/15/2021	10,011,540
9,900,000	Dana Holding Corporation	6.00%	†	09/15/2023	9,875,250
5,000,000	DreamWorks Animation SKG, Inc.	6.88%	^†	08/15/2020	5,212,500
15,000,000	Expo Event Transco, Inc.	9.00%	^†	06/15/2021	15,000,000
15,000,000	Forest Oil Corporation	7.25%	†	06/15/2019	15,075,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Frontier Communications Corporation	8.50%		04/15/2020	2,220,000
14,425,000	Goodyear Tire & Rubber Company	7.00%	†	05/15/2022	15,074,125
14,960,000	HD Supply, Inc.	7.50%	^†	07/15/2020	15,539,700
14,672,000	Hexion Finance Corporation	6.63%	†	04/15/2020	14,745,360
10,000,000	IASIS Healthcare LLC	8.38%	†	05/15/2019	10,425,000
15,000,000	Iron Mountain, Inc.	5.75%	†	08/15/2024	13,575,000
15,350,000	Legacy Reserves LP	6.63%	^†	12/01/2021	14,429,000
10,000,000	Marina District Finance Corporation	9.88%		08/15/2018	10,900,000
11,461,000	MGM Resorts International	6.63%	†	12/15/2021	11,876,461
2,668,000	Milacron LLC	7.75%	^	02/15/2021	2,768,050
3,000,000	NuStar Logistics LP	6.75%		02/01/2021	3,067,500
15,000,000	Nuveen Investments, Inc.	9.50%	^†	10/15/2020	14,737,500
2,500,000	Oasis Petroleum, Inc.	6.88%	^	03/15/2022	2,643,750
10,490,000	Pantry, Inc.	8.38%	†	08/01/2020	11,119,400
15,000,000	Penn Virginia Resource Partners LP	6.50%	^†	05/15/2021	14,231,250
6,000,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	6,090,000
14,600,000	PNK Finance Corporation	6.38%	^†	08/01/2021	14,965,000
15,500,000	Regal Entertainment Group	5.75%	†	02/01/2025	14,376,250
15,000,000	Reynolds Group LLC	9.88%	†	08/15/2019	16,350,000
15,000,000	RR Donnelley & Sons Company	7.88%	†	03/15/2021	16,162,500
15,000,000	Safway Group Holding LLC	7.00%	^†	05/15/2018	15,300,000
15,000,000	Select Medical Corporation	6.38%	^†	06/01/2021	14,287,500
15,131,000	Seminole Hard Rock Entertainment, Inc.	5.88%	^†	05/15/2021	14,554,131
15,000,000	SLM Corporation	7.25%	†	01/25/2022	15,337,500
13,942,000	Southern Graphics, Inc.	8.38%	^†	10/15/2020	14,499,680
5,000,000	Summit Midstream Holdings LLC	7.50%	^†	07/01/2021	5,187,500
15,163,000	SUPERVALU, Inc.	6.75%	^†	06/01/2021	14,480,665
13,000,000	US Coatings, Inc.	7.38%	^†	05/01/2021	13,650,000
15,000,000	US Foods, Inc.	8.50%	†	06/30/2019	15,881,250
15,000,000	WCI Communities, Inc.	6.88%	^†	08/15/2021	14,437,500
6,450,000	Woodside Homes Company LLC	6.75%	^†	12/15/2021	6,482,250

	Total US Corporate Bonds (Cost $536,672,937)				522,729,362

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 9.5%

	Federal Home Loan Mortgage Corporation,
30,421,062	Series 3631-SJ	6.06%	# I/F I/O	02/15/2040	4,771,005
53,388,748	Series 3770-SP	6.32%	# I/F I/O	11/15/2040	7,673,842
71,215,041	Series 3980-SX	6.32%	# I/F I/O	01/15/2042	12,599,529
11,418,271	Series 4203-US	5.73%	# I/F	05/15/2033	9,892,468
19,845,515	Series 4212-NS	5.18%	# I/F	06/15/2043	17,496,314
	Federal National Mortgage Association,
15,295,359	Series 2006-83-SH	6.38%	# I/F I/O	09/25/2036	2,416,807
27,468,345	Series 2007-22-S	6.57%	# I/F I/O	03/25/2037	4,363,294
55,711,288	Series 2010-123-SK	5.87%	# I/F I/O	11/25/2040	9,554,380
5,485,890	Series 2012-140-SC	7.56%	# I/F	12/25/2042	4,931,353
72,565,816	Series 2012-52-PS	6.40%	# I/F I/O	05/25/2042	14,159,869
26,399,693	Series 2013-55-US	5.73%	# I/F	06/25/2043	21,309,745
	Federal National Mortgage Association, (Cont.)
60,669,216	Series 2013-58-KS	5.66%	# I/F	06/25/2043	48,499,129
	Federal National Mortgage Association, (Cont.)
29,323,526	Series 2013-58-SC	5.73%	# I/F	06/25/2043	23,435,274
41,911,146	Series 2013-64-SH	5.73%	# I/F	06/25/2043	33,875,472

	Total US Government / Agency Mortgage Backed Obligations (Cost $244,868,052)				214,978,481

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 14.3%
9,709,500	AI Chem & CY SCA, Senior Secured 2nd Lien Term Loan	8.25%	#	04/03/2020	9,976,512
614,035	Alinta Energy Finance Pty Ltd., Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	6.38%	#&	08/13/2018	591,267
9,385,965	Alinta Energy Finance Pty Ltd., Senior Secured 1st Lien Term Loan, Tranche B	6.38%	#	08/13/2019	9,037,933
10,000,000	Allflex Holdings, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	8.00%	#	07/17/2021	10,158,350
10,000,000	American Renal Holdings, Inc., Senior Secured 2nd Lien Delayed-Draw Term Loan	8.50%	#	02/14/2020	9,875,000
6,000,000	Arysta Lifescience LLC, Guaranteed Secured 2nd Lien Term Loan	8.25%	#	11/30/2020	6,007,500
3,990,000	Arysta Lifescience LLC, Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	05/29/2020	3,990,000
6,000,000	Atlas Energy LP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	07/31/2019	6,075,000
9,950,000	BBTS Borrower LP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.75%	#	06/04/2019	10,099,250
10,000,000	Berlin Packaging LLC, Secured 2nd Lien Term Loan	8.75%	#	04/02/2020	10,075,000
3,000,000	BioScrip, Inc., Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	6.50%	#	07/31/2020	3,026,250
5,000,000	BioScrip, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	07/31/2020	5,043,750
8,500,000	BMC Software, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	8,514,875
3,250,000	Brock Holdings, Inc., Secured 2nd Lien Term Loan	10.00%	#	03/16/2018	3,302,813
10,000,000	Capital Automotive LP, Guaranteed Senior Secured 2nd Lien Term Loan	6.00%	#	04/30/2020	10,250,000
2,962,500	Carestream Health, Inc. Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/07/2019	2,981,756
3,500,000	Cetera Financial Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	08/07/2019	3,482,500
9,898,269	Clondalkin Acquisition B.V., Senior Secured 1st Lien Term Loan	5.75%	#	05/31/2020	9,935,388
2,000,000	CSM Bakery Supplies LLC, Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	07/03/2020	1,992,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	Drillships Financing Holding, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	6.00%	#	03/31/2021	10,118,749
5,486,250	Emerald Expositions Holding, Inc., Senior Secured 1st Lien Term Loan	5.50%	#	06/17/2020	5,527,424
8,000,000	Fieldwood Energy LLC, Senior Secured 2 Lien Term Loan	8.38%	#	09/30/2020	7,987,520
3,444,444	Four Seasons Holdings, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	6.25%	#	12/27/2020	3,530,556
1,154,000	Graton Economic Development Authority, Senior Secured 1st Lien Term Loan, Tranche B	9.00%	#	08/22/2018	1,209,900
3,990,000	Ion Trading Technologies Ltd., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/22/2020	3,994,988
6,000,000	Ion Trading Technologies Ltd., Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	05/22/2021	6,018,750
9,975,000	KIK Custom Products, Inc., Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	04/29/2019	9,810,861
2,992,500	Landslide Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	08/09/2020	3,014,944
8,977,500	Learning Care Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	05/08/2019	8,973,728
6,304,200	National Financial Partners Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/01/2020	6,362,009
10,000,000	Nuveen Investments, Inc., Guaranteed Secured 2nd Lien Term Loan	6.50%	#	02/28/2019	9,962,500
9,975,000	Performance Food Group, Inc., Senior Secured 2nd Lien Term Loan	6.25%	#	11/14/2019	9,883,579
1,620,000	PolarPak, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/07/2020	1,623,046
5,385,019	Polyconcept Finance BV, Senior Secured 1st Lien Term Loan, Tranche A1	6.00%	#	06/28/2019	5,364,825
10,000,000	Ranpak Corporation, Guaranteed Secured 2nd Lien Term Loan	8.50%	#	04/23/2020	10,250,000
5,000,000	Royal Adhesives & Sealants LLC, Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	07/31/2018	5,056,250
5,000,000	Royal Adhesives & Sealants LLC, Senior Secured 2nd Lien Term Loan	9.75%	#	01/31/2019	5,000,000
10,000,000	Springer Science + Business Media GmbH, Senior Secured 1st Lien Term Loan, Tranche B2	5.00%	#	08/15/2020	9,951,550
9,932,008	SUPERVALU, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/21/2019	9,921,382

The accompanying notes are an integral part of these financial statements	Annual Report	September 30, 2013	13

Schedule of Investments  DoubleLine Income Solutions Fund  (Contd.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,950,000	Teine Energy Ltd., Senior Secured 2nd Lien Term Loan	7.50%	#	05/17/2019	9,875,375
5,000,000	TMS International Corporation, Unsecured Bridge Term Loan	0.00%	#&	08/23/2014	5,000,000
2,550,000	TNS, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	9.00%	#	08/15/2020	2,585,063
8,874,813	Total Safety, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	03/01/2020	8,974,654
8,977,500	Tower Automotive Holdings USA LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	04/23/2020	9,005,555
9,974,404	Univar, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2017	9,638,416
2,000,000	US Renal Care, Inc., Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	07/03/2019	2,025,000
1,500,000	US Renal Care, Inc., Guaranteed Senior Secured 2nd Lien Term Loan, Tranche B1	8.50%	#	07/03/2020	1,512,503
10,000,000	Wildhorse Resources LLC, Senior Secured 2nd Lien Term Loan	7.50%	#	12/13/2018	9,875,000
880,000	WNA Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/07/2020	881,654

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,220,343	WNA Holdings, Inc., Senior Secured 2nd Lien Term Loan	8.50%	#	12/07/2020	5,279,071

	Total Bank Loans (Cost $321,978,114)				322,630,496

SHORT TERM INVESTMENTS 2.3%
52,930,873	BlackRock Liquidity Funds FedFund Portfolio	0.01%	♦(a)		52,930,873

	Total Short Term Investments (Cost $52,930,873)				52,930,873
	Less: Unfunded Loan Commitments (Cost $5,584,658)				(5,584,658)

	Total Investments 144.2% (Cost $3,395,572,315)				3,249,968,203
	Liabilities in Excess of Other Assets (44.2)%				(995,986,014)

	NET ASSETS 100.0%				$2,253,982,189

SECURITY TYPE BREAKDOWN as % of Net Assets
Foreign Corporate Bonds	65.5%
US Corporate Bonds	23.2%
Non-Agency Residential Collateralized Mortgage Obligations	16.0%
Bank Loans (Less Unfunded Commitments)	14.1%
US Government / Agency Mortgage Backed Obligations	9.5%
Collateralized Loan Obligations	7.3%
Non-Agency Commercial Mortgage Backed Obligations	6.3%
Short Term Investments	2.3%
Other Assets and Liabilities	(44.2)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $859,349,362 or 38.1% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

†	All or partial amount segregated for the benefit of the counterparty as collateral for line of credit.

♦	Seven-day yield as of September 30, 2013

(a)	Institutional Class shares

&	Unfunded loan commitments

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

September 30, 2013

COUNTRY BREAKDOWN as a % of Net Assets:
United States	78.6%
Brazil	12.1%
Russia	12.0%
Mexico	8.6%
Colombia	7.7%
Peru	7.1%
Chile	3.3%
Dominican Republic	2.9%
China	2.5%
Jamaica	1.9%
India	1.9%
Guatemala	1.0%
Canada	0.9%
El Salvador	0.7%
Costa Rica	0.7%
Hungary	0.6%
Paraguay	0.5%
Belgium	0.5%
Luxembourg	0.4%
Singapore	0.2%
Croatia	0.1%
Other Assets and Liabilities	(44.2)%

100.0%

INDUSTRY BREAKDOWN as a % of Net Assets:
Banking	16.9%
Non-Agency Residential Collateralized Mortgage Obligations	16.0%
US Government / Agency Mortgage Backed Obligations	9.5%
Oil and Gas	9.1%
Collateralized Loan Obligations	7.3%
Non-Agency Commercial Mortgage Backed Obligations	6.3%
Telecommunications	5.9%
Retail	4.9%
Mining	4.6%
Automotive	4.6%
Transportation	4.3%

Consumer Products	4.2%
Chemicals/Plastics	4.2%
Business Equipment and Services	4.1%
Building and Development	3.6%
Conglomerates	3.1%
Hotels/Motels/Inns and Casinos	3.0%
Health Care	2.8%
Construction	2.5%
Utilities	2.5%
Steel	2.4%
Short Term Investments	2.3%
Financial Intermediaries	2.2%
Finance	1.8%
Media	1.6%
Food Products	1.5%
Beverage and Tobacco	1.2%
Cosmetics/Toiletries	1.2%
Food/Drug Retailers	1.1%
Pulp & Paper	1.0%
Software	1.0%
Energy	1.0%
Travel & Lodging	1.0%
Packaging	0.9%
Containers and Glass Products	0.9%
Electronics/Electric	0.8%
Real Estate	0.8%
Pharmaceuticals	0.6%
Chemicals	0.6%
Gas	0.5%
Leisure	0.2%
Machinery and Tools	0.1%
Industrial	0.1%
Other Assets and Liabilities	(44.2)%

100.0%

The accompanying notes are an integral part of these financial statements	Annual Report	September 30, 2013	15

Statement of Assets and Liabilities	September 30, 2013

ASSETS
Investments in Securities, at Value*	$3,197,037,330
Short-term Securities*	52,930,873
Interest and Dividends Receivable	50,021,524
Receivable for Investments Sold	22,527,237
Prepaid Expenses and Other Assets	30,569
Total Assets	3,322,547,533

LIABILITIES
Loan Payable	1,000,000,000
Payable for Investments Purchased	48,403,590
Due to Custodian	13,370,967
Investment Advisory Fees Payable	2,683,901
Payable to Broker	1,582,913
Administration, Fund Accounting and Custodian Fees Payable	1,282,954
Accrued Expenses	1,237,535
Transfer Agent Expenses Payable	3,484
Total Liabilities	1,068,565,344
Net Assets	$2,253,982,189

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,413,908,995
Accumulated Net Realized Gain (Loss)	(14,323,707)
Net Unrealized Appreciation (Depreciation) on Investments in Securities	(145,604,112)
Net Assets	$2,253,982,189

*Identified Cost:
Investments in Securities	$3,342,641,442
Short-term Securities	$52,930,873

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	$101,349,841
Net Asset Value per Share	$22.24

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

Statement of Operations	For the Period Ended September 30, 2013¹

INVESTMENT INCOME
Income:
Interest	$72,424,410
Total Investment Income	72,424,410
Expenses:
Investment Advisory Fees	11,937,471
Interest Expense	2,385,494
Administration, Fund Accounting and Custodian Fees	1,888,625
Professional Fees	375,078
Trustees’ Fees and Expenses	103,636
Registration Fees	94,117
Shareholder Reporting Expenses	59,985
Insurance Expenses	30,056
Transfer Agent Expenses	8,641
Miscellaneous Expenses	8,334
Total Expenses	16,891,437

Net Investment Income (Loss)	55,532,973

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments in Securities	(8,966,457)
Swaps	(967,014)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	(145,604,112)
Net Realized and Unrealized Gain (Loss)	(155,537,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(100,004,610)

¹	The Fund commenced operations on April 26, 2013.

The accompanying notes are an integral part of these financial statements	Annual Report	September 30, 2013	17

Statement of Changes in Net Assets	For the Period Ended September 30, 2013¹

OPERATIONS
Net Investment Income (Loss)	$55,532,973
Net Realized Gain (Loss)	(9,933,471)
Net Change in Unrealized Appreciation (Depreciation)	(145,604,112)
Net Increase (Decrease) in Net Assets Resulting from Operations	(100,004,610)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(59,923,209)
Return of Capital	(879,848)

Total Distributions to Shareholders	(60,803,057)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,414,789,856

Total Increase (Decrease) in Net Assets	$2,253,982,189

NET ASSETS
Beginning of Period	$—
End of Period	$2,253,982,189

Undistributed (Accumulated) Net Investment Income (Loss)	$—

[1]	The Fund commenced operations on April 26, 2013.

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

Statement of Cash Flows	For the Period Ended September 30, 2013[1]

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,004,610)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long-term Securities	(3,682,283,927)
Proceeds from Disposition of Long-term Securities	324,014,313
Net (Purchases of) Proceeds from Disposition of Short-term Securities	(52,865,410)
Net Amortization (Accretion) of Premiums/Discounts	9,269,863
Net Proceeds from (Payments for) swap contracts	(3,640,625)
Net Realized (Gain) Loss on:
Investments in Securities	8,966,457
Swaps	967,014
Net Change in Unrealized (Appreciation) Depreciation on Investments in Securities	145,604,112
(Increase) Decrease in:
Receivable for Investments Sold	(22,527,237)
Interest and Dividends Receivable	(50,021,524)
Prepaid Expenses and Other Assets	(30,569)
Increase (Decrease) in:
Payable for Investments Purchased	48,403,590
Investment Advisory Fees Payable	2,683,901
Payable to Broker	1,582,913
Accrued Expenses and Other Liabilities	2,523,973
Net Cash Provided By (Used In) Operating Activities	(3,367,357,766)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Proceeds from fund shares sold	2,413,762,211
Increase in Borrowing	1,013,370,967
Cash Dividends Paid to Common Stockholders	(59,775,412)
Net Cash Provided By (Used In) Financing Activities	3,367,357,766

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$1,027,645
Cash paid for interest on loan outstanding	$2,332,883

[1]	The Fund commenced operations on April 26, 2013.

The accompanying notes are an integral part of these financial statements	Annual Report	September 30, 2013	19

Financial Highlights	For the Period Ended September 30, 2013¹

Net Asset Value, Beginning of Period[6]	$23.83

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.56
Net Realized and Unrealized Gain (Loss)	(1.55)
Total from Investment Operations	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.59)
Return of Capital	(0.01)
Total Distributions	(0.60)

Net Asset Value, End of Period	$22.24
Market Price, End of Period	$21.95
Total Investment Return[4,5]	(9.73%)

Supplemental Data:
Net Assets, End of Period (000’s)	$2,253,982
Ratios to Average Net Assets:
Expenses [2]	1.74%
Net Investment Income [2]	5.71%
Portfolio Turnover Rate[5]	5.31%

[1]	The Fund commenced operations on April 26, 2013
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements

Notes to Financial Statements

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
US and foreign corporate bonds and notes	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Residential and commercial mortgage-backed obligations; mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loan obligations	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of broker dealer quotations or pricing service valuations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Investment

Annual Report	September 30, 2013	21

Notes to Financial Statements  (Cont.)

Adviser or otherwise cover its obligations under reverse repurchase agreements. As of September 30, 2013, the fund had no outstanding reverse repurchase agreements.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of September 30, 2013, the Fund did not hold securities fair valued by the Valuation Committee.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20131:

Category
Investments in Securities
Level 1
Money Market Funds	$52,930,873
Total Level 1	52,930,873
Level 2
Foreign Corporate Bonds	1,477,757,642
US Corporate Bonds	522,729,362
Non-Agency Residential Collateralized Mortgage Obligations	331,372,570
Bank Loans (less unfunded loan commitments)	317,045,838
US Government / Agency Mortgage Backed Obligations	214,978,481
Collateralized Loan Obligations	163,672,059
Non-Agency Commercial Mortgage Backed Obligations	141,024,120
Total Level 2	3,168,580,072
Level 3
Non-Agency Commercial Mortgage Backed Obligations	28,457,258
Total Level 3	28,457,258
Total	3,249,968,203

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1, 2 or 3 during the period ended September 30, 2013.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 4/26/13 [1]	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales [2]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 9/30/2013
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$—	$5,026	$(1,855,157)	$393,188	$29,935,262	$(21,062)	$—	$—	$28,457,258

Total	$—	$5,026	$(1,855,157)	$393,188	$29,935,262	$(21,062)	$—	$—	$28,457,258

[1]	The Fund commenced operations on April 26, 2013

[2]	Sales include all sales of securities, maturities, and paydowns.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2013*	Valuation Techniques	Unobservable Input	Input Values	Impact to Valuation from an Increase to Input
Non-Agency Residential Collateralized Mortgage Obligations	$28,457,258	Market Comparables, Discounted Cash Flow	Market Quotes	$71.21 - $89.49	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

22	DoubleLine Income Solutions Fund

September 30, 2013

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading and on days when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 4,307 shares of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources.

4.  Purchases and Sales of Securities

For the period from April 26, 2013 to September 30, 2013, purchases and sales of investments, excluding short-term securities, were $3,482,868,586 and $124,805,144, respectively. There were no transactions in long-term U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

Annual Report	September 30, 2013	23

Notes to Financial Statements  (Cont.)

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

Period Ended September 30, 2013
Distributions paid from:
Ordinary Income	$59,923,209
Return of Capital	879,848
Total Distributions Paid	$60,803,057

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2013.

The cost basis of investments for federal income tax purposes as of September 30, 2013 was as follows:

Tax Cost of Investments	$3,395,572,478
Gross Tax Unrealized Appreciation	12,036,368
Gross Tax Unrealized Depreciation	(157,640,643)
Net Tax Unrealized Appreciation	(145,604,275)

As of September 30, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Depreciation	$(145,604,275)
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Losses	(14,323,544)
Total Accumulated Losses	$(159,927,819)

As of September 30, 2013, the Fund had no available capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2013, the Fund deferred, on a tax basis, qualified late year losses of $14,323,544.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses. For the period ended September 30, 2013, the following table shows the reclassifications made to the Fund:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$5,270,084	$(4,390,236)	$(879,848)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Shares	Amount
Shares Sold	101,304,188	$2,413,762,211
Reinvested Dividends	45,653	1,027,645
	101,349,841	$2,414,789,856
Beginning Shares	—
Ending Shares	101,349,841

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser received, as a group, fees and expenses of $103,636 from the Fund during the period ended September 30, 2013. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

24	DoubleLine Income Solutions Fund

September 30, 2013

8.  Additional Disclosures about Derivative Instruments

The following disclosure provides information on the Fund’s use of derivatives and certain related risks. The fund held no derivatives as of September 30, 2013 but did hold derivatives during the reporting period then ending. The location of the realized gains and losses on the Statements of Operations, categorized by type of derivative contract, is included in the following table.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 is as follows:

Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap contracts
Credit Default	Net Realized Gain (Loss) on Swaps	$(967,014)	$—

Credit Default Swap Agreements   Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreements, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

The average volume (measured at each month-end) of derivative activity during the reporting period ended September 30, 2013 is as follows:

	Credit Default Swap Agreements
	Buy	Sell
Notional Amount	—	110,000,000
Market Value	—	$4,653,071

9.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund records an investment when the borrower withdraws money and records the interest as earned. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

10.  Credit Facility

Bank of America Merrill Lynch has made available to the Fund a committed credit facility to add leverage to the Fund’s portfolio. Borrowings under this credit facility bear interest at one month USD LIBOR plus 0.80%. Bank of America Merrill Lynch may terminate the credit facility at any time upon 180 days’ prior written notice to the Fund or upon such shorter notice period as mutually agreed upon in writing by the parties. For the period ended September 30, 2013, the interest rate was 0.99%.

Annual Report	September 30, 2013	25

Notes to Financial Statements  (Cont.)

As of September 30, 2013, the Fund’s credit facility activity is as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense
$1,100,000,000	$538,417,760	$1,070,000,000	$2,332,883

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

26	DoubleLine Income Solutions Fund

September 30, 2013

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

12.  Recently Issued Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2013	27

Report of Independent Registered Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Income Solutions Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of DoubleLine Income Solutions Fund (the “Fund”) as of September 30, 2013, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from April 26, 2013 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DoubleLine Income Solutions Fund as of September 30, 2013, the results of its operations, changes in its net assets, cash flows, and the financial highlights for the period from April 26, 2013 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

November 22, 2013

28	DoubleLine Income Solutions Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited)

At the February 27, 2013 meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of DoubleLine Income Solutions Fund (the “Fund”), the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (“Independent Trustees”) voting separately, approved an Investment Management Agreement (the “Agreement”) between the Fund and DoubleLine Capital LP (the “Adviser”).

The Trustees considered a wide range of materials, including information previously or contemporaneously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and a number of the existing DoubleLine mutual funds (collectively with the Fund and DoubleLine Opportunistic Credit Fund, the “DoubleLine Funds Complex”); the composition and number of the Independent Trustees of the Board are the same as for DoubleLine Funds Trust and DoubleLine Opportunistic Credit Fund. The Trustees’ determination to approve the Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Fund and the Independent Trustees.

The Trustees discussed the nature, extent, and quality of the Adviser’s overall services to be provided to the Fund, including the expertise and experience of its investment personnel. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund. The Trustees noted that the Fund had not commenced operations at the time of the Meeting and had no historical investment performance. However, the Trustees considered the performance and operations of the other funds in the DoubleLine Funds Complex, including one other closed-end fund. The Trustees considered the terms of the proposed Agreement between the Adviser and the Fund, and reviewed the proposed services the Adviser would provide to the Fund as investment adviser. The Trustees considered that DoubleLine would provide a variety of other services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, and assistance with accounting. The Trustees also considered the structure of the Fund’s compliance program, including the policies and procedures of the Fund and the Adviser, with which they were familiar from their service as Trustees of other funds in the DoubleLine Funds Complex. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuances. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Trustees considered the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees. The Trustees also considered fee information prepared by Lipper, Inc. (“Lipper”) that compared the Fund’s proposed and estimated management fee rate and total expense ratio against a group of the Fund’s peer funds, including the assumptions used in preparing those comparisons. The Trustees noted that the advisory fee proposed for the Fund, at 1.00%, was higher than that charged by most comparable funds, but that the Adviser expected that there would be strong demand for the Fund, and that management believed that the Adviser’s proposed advisory services qualify as “premium quality” services justifying a relatively higher fee. The Trustees also observed that the comparative expense information showed that, as compared to other funds in the Fund’s comparative universe, the Fund’s estimated total expense ratio was in line generally with the median of the Fund’s peers, measured both as a percentage of the Fund’s net assets and net assets plus assets attributable to leverage. The Trustees also considered the Adviser’s representation that it believes the Fund represents good value to shareholders, in light of the expertise and experience of Mr. Gundlach, Ms. Baha, and Ms. Padilla, with which the Board was familiar; the Fund’s investment team generally; and the competitive estimated total expense ratio of the Fund. On the basis of these considerations and others, including the Adviser’s investment management expertise and historical performance record in fixed-income investing, the Trustees concluded the amount of the fee proposed was reasonable.

The Trustees discussed information provided by the Adviser as to the estimated profitability to the Adviser from managing the Fund, including the assumptions used in the estimate and the difficulty in projecting the size of a closed-end fund offering. In assessing profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees took into account the Adviser’s representation that it would be bearing a large number of expenses related to the organization and offering of the Fund, and that, although those expenses were not strictly expenses of providing investment management services, they would reduce the profitability of the Fund to the Adviser for some period. The Trustees also noted that the Adviser had represented that it does not currently manage other funds or accounts with a similar investment strategy. The Trustees concluded that, although the level of profitability of the management fee to the Adviser was potentially relatively high, it was not inappropriate in light of the Adviser’s expertise and performance and the entrepreneurial risk the Adviser proposed to take and the resources that the Adviser would commit to support the Fund.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

Annual Report	September 30, 2013	29

Federal Tax Information	(Unaudited)

For the fiscal year ended September 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly) as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2013 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2013 was follows:

Qualified Short-term Gains	0.00%

The Percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows:

Qualified Interest Income	52.38%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30	DoubleLine Income Solutions Fund

Trustees and Officers	(Unaudited)

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class III (2016)*/Since Inception	President of Remo Consultants (real estate financial consulting firm). Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	12	None

John C. Salter, 1957	Trustee	Class I (2014)*/ Since Inception	Managing Director, Municipals, Chapdelain & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds	12	None

Raymond B. Woolson, 1958	Trustee	Class II (2015)*/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	12	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes the following registered investment companies: DoubleLine Opportunistic Credit Fund, and each series of DoubleLine Funds Trust and DoubleLine Equity Funds.

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class II (2015)*/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); President, DoubleLine Equity Funds (since February 2013); Executive of DoubleLine Capital LP (since July 2010); Secretary of Eco-Earth Enrichment (children’s health non-profit) (since September 2010). Formerly, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	2	None

(1) The address of the Interested Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Opportunistic Credit Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated above.

Annual Report	September 30, 2013	31

Trustees and Officers (Cont.)	(Unaudited)

Officers

The principal officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Director of Mutual Funds Operations, DoubleLine. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer of DoubleLine Funds Trust. Formerly, Senior Vice President of TCW.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since Inception	Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Deputy General Counsel and Chief Compliance Officer, DoubleLine (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC and Metropolitan West Funds (September 2004 through August 2009).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Funds Trust (since January 2010); Secretary, DoubleLine Equity Funds (since February 2013); Chief Operating Officer, DoubleLine (since June 2010); Member of Dean’s Executive Board, Stern School of Business at New York University (since June 2007); Member of the Board of Directors of 826LA (since June 2013); Member of the Board of Directors of Junior Achievement of Southern California (since June 2013); Member of the Advisory Board for Tanenbaum Landscape & Design Inc. (since January 2013); Member of the Board of Directors of CASA of Los Angeles (since February 2013). Formerly, Executive Vice President, DoubleLine (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since Inception	Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012); Assistant Treasurer, DoubleLine Equity Funds (since February 2013). Formerly, Assistant Treasurer of the private funds, Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Since Inception	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); Vice President, DoubleLine Funds Trust (since May, 2012); Vice President, DoubleLine Equity Funds (since February 2013); General Counsel, DoubleLine (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Cris Santa Ana, 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Vice President, DoubleLine Equity Funds (since February 2013); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine (from December 2009 through May 2010). Formerly, Managing Director, TCW.

32	DoubleLine Income Solutions Fund

(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David Kennedy, 1964	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director, Trading and Settlements, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Jeffrey J. Sherman, 1977	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine (since September 2010); Fixed Income Asset Allocation, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director of Operations, DoubleLine (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Annual Report	September 30, 2013	33

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

34	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

Annual Report	September 30, 2013	35

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

36	DoubleLine Income Solutions Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive,

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Ste 1200

Costa Mesa, Ca 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$138,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$8,500	N/A
All Other Fees	$27,500	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, as well as certain services provided to the Adviser or any control affiliate of the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	$36,000	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent trustees are Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

November 2013

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) pursuant to contractual delegation of such authority. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of Clients to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

DoubleLine has primary responsibility for taking actions on proposals related to securities held in a Client’s portfolio. To carry out its obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Clients, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. A portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis whether to vote in accordance with or against the recommendation made. If DoubleLine has not instructed Glass Lewis how to vote within a reasonable period of time with respect to such proposal, Glass Lewis may vote on the proposal in accordance with its recommendation. Upon the recommendation of the applicable portfolio manager or other authorized person of a particular Client, DoubleLine may override a recommendation made by Glass Lewis if DoubleLine believes such action is in the best interests of the Client. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on such proposal. DoubleLine personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with this Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are ultimately responsible for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s Administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a Class Action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, DoubleLine will recommend that the Client or its Custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the Class Action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his designee), meets on an as needed basis. The Committee will monitor compliance with the Policy and will review potential conflicts of interest that may arise under this Policy.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will make every reasonable effort to monitor for conflicts of interest arising between DoubleLine and a Client and for reporting any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a DoubleLine Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee. )

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

IX.	Procedures for Proxy Solicitation

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the Employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X. Additional	Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The DoubleLine Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained.

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any Employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The CCO or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP, DoubleLine Equity LP, DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Private Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Case-by-case on assuming stock incentive plans
•	For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•	For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•	For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhance the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•	Against asking management to endorse the Ceres principles
•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach’s business experience during the five years prior to founding DoubleLine includes holding the following positions at TCW: Chief Investment Officer, Group Managing Director and President.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.

Bonnie Baha (Portfolio Manager since the Fund’s inception)

Ms. Baha has been a Portfolio Manager of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Ms. Baha manages the global developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Baha was a Managing Director at TCW.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2013:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	14	$41,669	-	-

Other pooled investment vehicles	10	$5,337	3	$3,282

Other accounts	35	$3,437	-	-

Luz M. Padilla

Registered investment companies	7	$4,883	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	3	$280	-	-

Bonnie Baha

Registered investment companies	6	$4,665	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	-	-	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2013:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors,

including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2013:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Luz M. Padilla	None
Bonnie Baha	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	12/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	12/3/13

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial
Accounting Officer

Date	11/26/13